UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2007 (April 5, 2007)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The description of the 2006-B Second Amendment (as defined below) set forth in Item 2.03 of this Report is incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Aircastle Limited (“Aircastle” or the “Company”) and certain of its subsidiaries entered into an amendment to an existing revolving credit facility, as described below.

Reference is made to the senior revolving credit agreement (the "Revolving Credit Facility), dated December 15, 2006 and amended January 22, 2007, between the Company and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America Inc., providing for an aggregate amount of borrowings not to exceed $250.0 million. The Revolving Credit Facility was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed December 18, 2006, and the first amendment to the Revolving Credit Facility was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed January 25, 2007, and both are incorporated herein by reference.

On April 5, 2007, the Company and the parties to the Revolving Credit Facility entered into a second amendment to the Revolving Credit Facility (the "2006-B Second Amendment"), providing for changes to the dollar thresholds of certain restrictive covenants relating to Liens, Indebtedness and Consolidated Net Worth.

The foregoing summary of certain provisions of the 2006-B Second Amendment is qualified in its entirety by reference to the complete 2006-B Second Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Second Amendment, dated as of April 5, 2007 to the Credit Agreement (2006-B), dated as of December 15, 2006 (as amended by the First Amendment dated as of January 22, 2007), by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)
/s/David Walton David Walton
Chief Operating Officer, General Counsel and Secretary

Date: April 11, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
Second Amendment, dated as of April 5, 2007 to the Credit Agreement (2006-B), dated as of December 15, 2006 (as amended by the First Amendment dated as of January 22, 2007), by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.